February 27, 1998
As Amended August 27, 1998

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY WORLD FUNDS, INC.
388 Greenwich Street
New York, New York 10013

	Shares of Smith Barney World Funds, Inc. (the "Fund") are offered with a choice of six Portfolios:

	The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the United States and foreign governments.

	The International Equity Portfolio seeks a total return on its assets from growth of capital and income. The
Portfolio seeks to achieve its objective principally through a diversified portfolio of equity securities of established non-United States issuers.

	The Pacific Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies in the Asian Pacific
Countries.

	The European Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers based in countries of Europe.

	The International Balanced Portfolio seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-United States issuers.

	The Emerging Markets Portfolio seeks long-term capital appreciation on its assets through a portfolio invested primarily in securities of emerging country issuers.

The Fund offers three classes of shares which may be purchased at the next-determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B and Class C shares). A fourth class of shares (the Class Y shares) is sold at net asset value and is available only to investors investing a minimum of $5,000,000 with respect to the International Equity Portfolio and $15,000,000 with respect to each of the other Portfolios. A fifth class of shares of the International Equity Portfolio (the Class Z shares) are offered only to tax-exempt retirement plans of Smith Barney Inc. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about Smith Barney World Funds, Inc. as well as matters already discussed in the Prospectus of the applicable Portfolio and therefore should be read in conjunction with each Prospectus dated February 27, 1998 for the International Equity Portfolio, the Global Government Bond Portfolio, the Pacific Portfolio, the European Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio, which may be obtained from the Fund or your Smith Barney Financial Consultant.


TABLE OF CONTENTS

		Page

Directors, Advisory Director and Officers		 3
Investment Policies		5
Investment Restrictions		16
Additional Tax Information		20
IRA and Other Prototype Retirement Plans		22
Performance Information		23
Determination of Net Asset Value		27
Redemption of Shares		27
Investment Management Agreement and Other Services		27
Custodian		31
Independent Auditors		31
Voting		31
Financial Statements		35
Appendix - Ratings of Debt Obligations		A-1


DIRECTORS, ADVISORY DIRECTOR AND OFFICERS

VICTOR K. ATKINS, Director
Retired; 120 Montgomery Street, San Francisco, CA. Former President of Lips Propellers, Inc., a ship propeller repair company. Director of two investment companies associated with Smith Barney; 76.

ABRAHAM E. COHEN, Director (Age 61)
Consultant to MeesPierson, Inc., a Dutch investment bank; Consultant to and Board Member, Chugai Pharmaceutical Co. Ltd.; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel NV, Vasomedical, Inc., Teva Pharmaceutical Ind., Ltd., Neurobiological Technologies Inc., Vion Pharmaceuticals, Inc., BlueStone Capital Partners, LP. and The Population Council, an international public interest organization.

ROBERT A. FRANKEL, Director
Managing Partner of Robert A. Frankel Managing Consultants, 102 Grand Street, Croton-on-Hudson, NY. Director of seven investment companies associated with Smith Barney. Former Vice President of The Readers Digest Association, Inc.; 70.

RAINER GREEVEN, Director
Partner of the law firm of Greeven & Ercklentz; 630 Fifth Avenue, New York, NY. Director of two investment companies associated with Smith Barney; 62.

SUSAN M. HEILBRON, Director
Attorney; Lacey & Heilbron, 3 East 54th Street, New York, NY. Prior to November 1990, Vice President and General Counsel of MacMillan, Inc. and Executive Vice President of The Trump Organization. Director of two investment companies associated with Smith Barney; 53.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
Managing Director of Smith Barney; Director of forty-two investment companies associated with Smith Barney; Director and President of the Manager and Travelers Investment Adviser, Inc. ("TIA"); Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited; 64

*MAURITS E. EDERSHEIM, Chairman of the Fund and Advisory Director Deputy Chairman of Smith Barney International Incorporated; Director and President of Amstel Hudson Management Corp. (offshore investment management); Director Esfinco NV (U.S. subsidiary of Spanish Construction Company). Formerly Deputy Chairman and Director of Drexel Burnham Lambert Incorporated, The Drexel Burnham Lambert Group Inc., and various of their subsidiaries; 79.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney, and Senior Vice President and
Treasurer of forty-two investment companies associated with Smith
Barney; and Director and Senior Vice President of the Manager and TIA;
40

*JAMES B. CONHEADY, Vice President and Investment Officer
Managing Director of Smith Barney. Formerly First Vice President of Drexel Burnham Lambert Incorporated; 62.

*JEFFREY RUSSELL, Vice President and Investment Officer
Managing Director of Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated; 40.

*REIN VAN DER DOES, Vice President and Investment Officer
Managing Director of Smith Barney.  Formerly Managing Director of
Drexel Burnham Lambert Incorporated; 58.

*SCOTT KALB, Vice President and Investment Officer
Managing Director of Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated; 41

*VICTOR S. FILATOV, Vice President and Investment Officer
Managing Director of Smith Barney, President and Director of Smith Barney Global Capital Management Inc. Formerly Vice President of J.P. Morgan Securities Inc.; 46.

*SIMON R. HILDRETH, Vice President and Investment Officer
Senior Vice President of Smith Barney, Managing Director of Smith
Barney Global Capital Management Inc. Formerly Director of Mercury Asset Management Ltd; 43.

*DENIS P. MANGAN, Vice President and Investment Officer
Vice President of Smith Barney Global Capital Management Inc.
Formerly Vice President of J.P. Morgan and Citibank; 44.

*DONALD ELEFSON, Vice President and Investment Officer
Vice President of Smith Barney; Formerly Analyst of emerging markets at Merrill Lynch Asset Management; 38.

*DAVID S. ISHIBASHI, Vice President and Investment Officer
Vice President of Smith Barney; Formerly Head of Japanese equities desk at SG Warburg; 42

*IRVING DAVID, Controller
Director of Smith Barney. Formerly Assistant Treasurer of First
Investment Management Company; 37.

*CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney and Secretary of forty-two investment companies associated with Smith Barney; Secretary and General Counsel of the Manager and TIA; 47.



*  Designates an "interested person" as defined in the Investment
Company Act of 1940, as amended (the "1940 Act") whose business address is 388 Greenwich Street, New York, New York 10013. Such person is not separately compensated for services as a Fund officer or director.

	On February 6, 1998 the directors and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the Portfolios.

	The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.

COMPENSATION TABLE






Name of Person



Aggregate
Compensation
from the
Fund
Total
Pension
or
Retirement
Benefits
Accrued as
Part of Fund
Expenses


Compensation
from Fund
and Complex
Paid
to Directors
Number of
Funds for
Which
Director
Serves
Within
Fund Complex
Victor Atkins
$11,946
0
$27,400
2
Alger B.
Chapman1
9,078
0
20,600
2
A. E. Cohen2
0
0
13,700
2
Robert A.
Frankel
11,946
0
65,900
8
Ranier Greeven
11,346
0
25,600
2
Susan M.
Heilbron
11,946
0
27,400
2
Heath B.
McLendon
    0
0
    0
42
Bruce D.
Sargent3
    0
0
    0
3
James M. Shuart4
11,946
0
 27,400
2


INVESTMENT POLICIES

	Except as described under "INVESTMENT RESTRICTIONS," the investment policies described in the Prospectuses and in this Statement of Additional Information are not fundamental and the Board of Directors may change such policies without shareholder approval.

	The Fund effects transactions with a view towards attaining each Portfolio's investment objective, and although it is not limited by a predetermined rate of portfolio turnover, it is expected that the annual turnover rate for each of the International Equity Portfolio, the Global Government Bond Portfolio, the European Portfolio, the Pacific Portfolio and the equity portion of each of the International Balanced Portfolio and the Emerging Markets Portfolio will not exceed 100% in normal circumstances and that the annual turnover rate for the debt portion of each of the International Balanced Portfolio and the Emerging Markets Portfolio will not exceed 200% in normal circumstances. A high portfolio turnover results in correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads that a Portfolio will bear directly, and may result in the realization of net capital gains which are taxable when distributed to shareholders. See "Investment Management Agreement and Other Services--Brokerage and Portfolio Transactions" in this
Statement of Additional Information.

	Each of the following investment policies is subject to the limitations set forth under "Investment Restrictions."

Repurchase Agreements. As described in the applicable Prospectus, each Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is each Portfolio's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized primarily by the securities subject to repurchase. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the investment adviser monitors the creditworthiness of all issuers with which each Portfolio enters into repurchase agreements.

Reverse Repurchase Agreements. The Fund does not currently intend to commit more than 5% of a Portfolio's net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of Portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by a Portfolio and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities.
 Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Portfolio's assets. The Fund's custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

Restricted Securities. Each Portfolio may invest in securities the disposition of which is subject to legal or contractual restrictions.
 The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

Securities Lending. Each Portfolio may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. Each Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Management will limit such lending to not more than one-third of the value of the total assets of each Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, no Portfolio will make loans to other persons.

Commercial Bank Obligations. For the purposes of each Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Portfolio. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Portfolio's total assets would be invested in such notes and other illiquid securities.

ADRs, EDRs and GDRs. Each Portfolio may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements.

Writing Covered Call Options. Each Portfolio may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

	A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Portfolios will not do.

	Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objective.
 When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Portfolio's custodian.

	The premium the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability in the Portfolio's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

	Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Portfolio will be able to effect such closing transactions at a favorable price.
 If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

	Each Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

	Call options written by each Portfolio, other than the International Balanced Portfolio, will normally have expiration dates of less than nine months from the date written. Call options written by the International Balanced Portfolio will normally have expiration dates of less than twelve months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

	Each Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

	See "Additional Tax Information" for a discussion of federal income tax treatment of covered call options.

Purchasing Put Options. Each Portfolio may purchase put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

	Each Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

	Each Portfolio may also purchase put options at a time when the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

	The premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the Portfolio's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.  Each Portfolio may purchase call options.
As the holder of a call option, a Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

	Each Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Portfolio's current return.

Interest Rate and Currency Futures Contracts. Each Portfolio may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Portfolio. A Portfolio's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Portfolio may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

	A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made.
 Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

	Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Portfolio's exposure to interest rate and currency exchange rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

	Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain;
if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

	As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

	Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

	Each Portfolio's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures Contracts will be purchased to protect a Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The International Equity Portfolio, the Pacific Portfolio, the International Balanced Portfolio and the Emerging Market Portfolio may each also enter into Futures transactions for non-hedging purposes, subject to applicable law.

	"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Portfolio with a broker in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Portfolio's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

	If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Portfolio. In computing daily net asset values, the Portfolio will mark to market the current value of its open Futures Contracts. Each Portfolio expects to earn interest income on its margin deposits.

Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

	At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

	Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.
 Where a Portfolio enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other portfolio assets.

	Furthermore, in the case of a Futures Contract purchase, in order to be certain that each Portfolio has sufficient assets to satisfy its obligations under a Futures Contract, the Portfolio segregates and commits to back the Futures Contract an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

	Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

	See "Additional Tax Information" for a discussion of federal tax treatment of Futures Contracts.

Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option.
 Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

	As an alternative to purchasing call and put options on Futures, each Portfolio may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

	To reduce or eliminate the leverage then employed by the Portfolio or to reduce or eliminate the hedge position then currently held by the Portfolio, the Portfolio may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

	In order to assure that the Portfolios will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Portfolio enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets. The Global Government Bond Portfolio and the European Portfolio will enter into transactions in Futures Contracts and options on Futures Contracts only for hedging purposes.

Forward Currency Contracts and Options on Currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

	The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

	Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.
Each Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

	A put option gives a Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

	Each Portfolio's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

	A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.
 Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Swap Agreements. Among the hedging transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as a speculative investment. Each Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

	A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted but, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Portfolios believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 (the "1940 Act"). The Portfolios will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

	New options and Futures Contracts and various combinations thereof continue to be developed and the Portfolios may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

	The Articles of Incorporation of the Fund permit the Board of Directors to establish additional Portfolios of the Fund from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Directors at the time such Portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

INVESTMENT RESTRICTIONS

	The Fund has adopted the following restrictions and fundamental policies that cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of each Portfolio affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting").

	Without the approval of a majority of its outstanding voting securities, the Global Government Bond Portfolio may not:

1. Change its subclassification as an open-end fund.;

2. Change its subclassification as a non-diversified company;

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or
(d) investing in real estate investment trust securities.

5. Borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and
(b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

6. Issue senior securities.

7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

8. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

9. Enter into a Futures Contract or a commodity option other than for bona fide hedging purposes and, if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract or commodity option) would be committed to initial margin on futures contracts and premiums on commodity options all within the meaning of Regulation 4.5 of the CFTC.

In addition, the following policies have also been adopted by the Global Government Bond Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolio may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.


2. Have more than 15% of its total assets at any time invested in or subject to puts, calls or combinations thereof.

3. Invest in companies for the purpose of exercising control or management.

4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5. Invest in securities of another investment company except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

6. Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer.

7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolio may invest in, or sponsor such programs.

8. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

	Without the approval of a majority of its outstanding voting securities, the International Equity Portfolio, the Pacific Portfolio, the European Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio each may not:

1. With respect to each of the European Portfolio, the International Equity Portfolio and the Pacific Portfolio, invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder

2. With respect to each of the Emerging Markets Portfolio and the International Balanced Portfolio, deviate from its subclassification as a non-diversified company.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolios' investment objective and policies); or
(d) investing in real estate investment trust securities.

5. With respect to each of the Emerging Markets Portfolio and the European Portfolio, borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

6. With respect to each of the International Balanced Portfolio, the International Equity Portfolio and the Pacific Portfolio, borrow money, except that (a) the Portfolio may borrow from banks under certain circumstances where the Portfolio's
Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Portfolio's return from investments of the proceeds of the borrowing in portfolio securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

8. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, n disposing of portfolio securities.

9. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	In addition, the following policies have also been adopted by the Emerging Markets Portfolio, the International Balanced Portfolio, the International Equity Portfolio and the Pacific Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The Portfolios' may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.


2. Purchase interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the Prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests.

3. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that each of the Portfolios may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

4. Make investments in securities for the purpose of exercising control over or managing the issuer.

5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the Portfolio would be invested in such securities.

6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

7. Purchase warrants if as a result the Portfolio would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AMEX") will be limited to 2% of the Portfolio's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.





ADDITIONAL TAX INFORMATION

	The following is a summary of the material federal tax considerations affecting a Portfolio of the Fund. In addition to the considerations described below there may be other federal, state, local or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

General

	Each Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that each Portfolio qualifies, so long as such qualification is in the best interest of its shareholders, each Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders.

	To so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, Futures and forward contracts) derived from its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). The diversification requirements described above may limit the Portfolio's ability to engage in hedging transactions by writing or buying options or by entering into Futures or forward contracts.

	Foreign currency gains that are not directly related to a Portfolio's principal business of investing in stock or securities, or options or forward contracts thereon, might be excluded by regulations from income that counts toward the 90% gross income requirement described above.

	As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on net investment income and net long-term capital gains distributed to shareholders if, as is intended, the Portfolio distributes at least 90% of its ordinary income and net short-term capital gains to the Portfolio's shareholders each year.

	Each Portfolio, however, will generally be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. Each Portfolio intends to make timely distributions of its income (including any net capital gains) in compliance with these requirements. As a result, it is anticipated that each Portfolio will not be subject to the excise tax.

	For federal income tax purposes, dividends declared by each Portfolio in October, November or December as of a record date in such month and which are actually paid in January of the following year will be treated as if they were paid on December 31. These dividends will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

	Gains or losses that a Portfolio recognizes upon the sale or other disposition of stock or securities will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Portfolio sells the stock or security short or acquires a put or writes a call thereon. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock or securities will generally be treated as gains and losses from the sale of stock or securities. If an option written for a Portfolio lapses or is terminated through a closing transaction the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If a Portfolio sells stock or securities pursuant to the exercise of a call option written by it, the Portfolio will add the premium received to the sale price of the stock or securities delivered in determining the amount of gain or loss on the sale. The requirement that a Portfolio derive less than 30% of its gross income from gains from the sale of stock or securities held for less than three months may limit the Portfolio's ability to acquire put options or make short sales.

	Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Portfolio denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

	Forward currency contracts, options and Futures contracts entered into by a Portfolio may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on such contracts or options or on the underlying securities. Under regulations yet to be issued, straddles may also result in the loss of the holding period of underlying property, and therefore, the Portfolio's ability to enter into forward currency contracts, options and Futures contracts may be limited by the 30% of gross income test described above.

	Certain options, Futures and foreign currency contracts held by a Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or contracts.


	If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Portfolio itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the Portfolio to its shareholders in a manner that satisfies the requirements described above. If the Portfolio were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Portfolio would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Portfolio's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Portfolio.

Distributions

	If the net asset value of shares of a Portfolio is reduced below a shareholder's cost as a result of distribution by the Portfolio, such distribution will be taxable even though it represents a return of invested capital.

Redemption of Shares

	Any gain or loss realized on the redemption or exchange of Portfolio shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss.

	However, any loss realized by a shareholder upon the redemption or exchange of Portfolio shares held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Portfolio shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning
30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in Portfolio shares.

IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective beginning January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income* ("AGI"). For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1997.

Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE INFORMATION

	From time to time the Fund may advertise a Portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the Fund may include a Portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the Portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the Portfolio were invested on the reinvestment dates during the period less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The Fund may also quote the Portfolio's total return for present shareholders that eliminates the sales charge on the initial investment. The following chart reflects the financial performance of the Portfolios through the period ended October 31, 1997 for the one, and five year periods and since inception:



Average Annual Total Returns
SEC Returns




5 Year

Since Inception
Name of Portfolio
	Clas
s
1 Year
Annualiz
ed
Cumulati
ve
Annualiz
ed
Cumulati
ve
International Equity1
inception: 11-22-91	A
inception: 11-7-94 	B
inception:  1-4-93 	C
inception:  6-16-94
	Y
inception: 11-7-94
     Z

	3.85%
	3.42%
	7.43%
	9.68%
  9.69%

 10.55%
	--
	--
	--
  --

	65.08%



  --

	10.95%*
	2.60%
	10.83%
	5.45%

4.71%

	237.55%*
	7.97%
	64.21%
	19.64%
  14.73%
Global Government Bond
inception:  7-22-91	A
inception: 11-18-94
	B
inception:  1-4-93 	C
inception:  2-19-93
	Y

	3.35%
	3.22%
	6.75%
	8.61%

	7.47%
	--
	--
	--

	43.34
	--
	--
	--

	8.16%
	8.76%
	8.35%
	8.62%

	63.69%
	28.15%
	47.27%
	47.45%
International Balanced
inception:  8-25-94	A
inception: 11-7-94 	B
inception:  8-25-94
	C
inception:  2-7-96 	Y

	(6.62)%
	(7.27)%
	(3.42)%
	(1.28)%

	--
	--
	--
	--

	--
	--
	--
	--

	4.41%
	4.58%
	5.29%
	3.88%

	14.74%
	14.31%
	17.84%
	6.82%
Pacific
inception:  2-7-94	A
inception: 11-7-94 	B
inception:  2-11-94
	C

	(21.08)%
	(21.70)%
	(18.56)%

	--
	--
	--

	--
	--
	--

	(11.17)%
	(14.21)%
	(10.68)%

	(35.71)%
	(36.69)%
	(34.32)%
European
inception:  2-7-94	A
inception: 11-7-94 	B
inception:  2-14-94
	C

	7.22%
	7.08%
	11.06%

	--
	--
	--

	--
	--
	--

	11.34%
	14.36%
	12.23%

	49.31%
	49.22%
	53.45%
Emerging Markets
inception:  5-12-95	A
inception:  5-12-95
	B
inception:  5-12-95
	C


	(2.12)%
	(2.82)%
	1.26%


	--
	--
	--

	--
	--
	--

	(0.58)%
	(0.51)%
	0.74%


	(1.43)%
	(1.25)%
	1.83%


	The International Equity Portfolio's performance record includes the performance of the Fenimore International Fund through November
22, 1991. The shareholders of the Fenimore International Fund approved a reorganization with the Portfolio at their October 31, 1991 shareholder's meeting. As a result, all shares of the Fenimore International Fund were exchanged at the close of business on November 22, 1991 for shares of the Portfolio. Prior to November 22, 1991 the Portfolio had not made an offering of its shares.

* These numbers represent the financial performance for the ten-year period ended October 31, 1997.

	Note that, prior to November 7, 1994, (i) with respect to each Portfolio, Class C shares were designated as Class B shares; and (ii) with respect to Global Government Bond Portfolio, Class Y shares were designated as Class C shares. Note further, that effective October 3, 1994, with respect to the International Equity, International Balanced, European and Pacific Portfolios, Class C shares of each such Portfolio were reclassified as additional Class A shares.

	The Global Government Bond Portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and analyzing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate.

	The Fund calculates current dividend return for each Portfolio by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the Fund may include the Portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

	Each Portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the Portfolio's current dividend return to yields published for other investment companies and other investment vehicles. Current dividend return should also be considered relative to changes in the value of the Portfolio's shares and to the risks associated with the Portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

	Performance information may be useful in evaluating a Portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of the Portfolio changes in response to fluctuations in market conditions, interest rates and Portfolio expenses, no performance quotation should be considered a representation as to the Portfolio's performance for any future period.

	A Portfolio may from time to time compare its investment results with the following:

	(1) Various Salomon Smith Barney World Bond Indices and
J.P. Morgan Global Bond Indices, which measure the total return performance of high-quality securities in major sectors of the worldwide bond markets.

	(2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least
Baa by Moody's Investors Service ("Moody's") or BBB by
Standard and Poor's Ratings Group ("S&P"), or, in the case of nonrated bonds, BBB by Fitch Investors Service
(excluding Collateralized Mortgage Obligations).

	(3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

	(4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

	(5) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

	(6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

	(7) Standard & Poor's 500 Index ("S&P 500") which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

	(8) Salomon Smith Barney Broad Investment Grade Bond Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

	(9) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones & Co.

	(10) Financial News Composite Index.

	(11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital
International Europe, Australia, Far East Index ("EAFE
Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

	(12) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

	(13) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.

	Indices prepared by the research departments of such financial organizations as Salomon Smith Barney, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.
In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used.



DETERMINATION OF NET ASSET VALUE

	The net asset value of each Portfolio's shares will be determined on any day that the NYSE is open. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTION OF SHARES

	In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the Fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

	The Management Agreement for the Global Government Bond Portfolio provides for an annual fee calculated at the rate of 0.75% of the Portfolio's average daily net assets, paid monthly; each of the Management Agreements for the International Equity Portfolio, the Pacific Portfolio, the European Portfolio and the International Balanced Portfolio provides for an annual fee calculated at the rate of 0.85% of the Portfolio's average daily net assets, paid monthly; and the Management Agreement for the Emerging Markets Portfolio provides for an annual fee calculated at the rate of 1.00% of the Portfolio's average daily net assets, paid monthly.

	For the fiscal years 1995, 1996 and 1997 the management fees for each Portfolio were as follows:

Portfolio

1995
1996
1997
International Equity
	$8,452,273
	$10,047,384
$11,766,569
Global Government
Bond
	901,693
	1,150,340

l,123,627
European
	202,500
	314,805

390,268
Pacific
	74,052
	82,839

79,628
International
Balanced
	213,800
	274,278

471,084
Emerging Markets
	69,254
	227,869

380,979

For the year ended October 31, 1995, the manager waived $8,684, $74,052, $87,233 and $64,107 of management fees for European, Pacific, International Balanced and Emerging Markets Portfolios, respectively, and agreed to reimburse the Pacific Portfolio for expenses in the amount of $30,862.

	Each Management Agreement further provides that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of the Portfolio are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the Fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each Portfolio; general corporate expenses are allocated on the basis of the relative net assets. Mutual Management Corp., the investment manager of the Fund, also acts as investment adviser to numerous other open-end investment companies. Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

Distributor

	For the year ended October 31, 1997, the table below represents the fees which have been accrued and/or paid to Smith Barney under the Plans of Distribution pursuant to Rule 12b-1 for the Fund's
Portfolios. The distribution expenses for 1997 included compensation of financial consultants and printing costs of prospectuses and marketing materials.

	Pursuant to a Plan of Distribution adopted by the Fund on behalf of each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "Management of the Fund--Distributor" in the Prospectus.


Portfolio

Class A
Class B
Class C
Total
International
Equity

$1,282,917
	$2,375,547
	$2,261,441
	$5,919,905
Global Government
Bond
	249,862
	169,569
	25,078
	444,509
European
	32,501
	302,094
	27,521
	362,116
Pacific
	9,943
	37,798
	16,217
	63,958
International
Balanced
	34,903
	56,286
	42,281
	133,470
Emerging Markets
	37,470
	189,861
	41,594
	268,925

	During the fiscal years 1995, 1996 and 1997 aggregate sales commissions of $1,929,000, $1,438,000, and $1,613,000, respectively, were paid to Smith Barney by the purchasers of Fund shares. A contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B shares and Class C shares. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares, for each of the Fund's Portfolios except the Global Government Bond Portfolio, the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the Global Government Bond Portfolio the maximum CDSC is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A CDSC of 1.00% is imposed on redemptions of Class A shares that were purchased without an initial sales charge but subject to a CDSC if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the Fund shares.

Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Smith Barney from the Fund under the Plan.

Brokerage and Portfolio Transactions

	The Manager is responsible for allocating the Fund's brokerage. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Smith Barney . No Portfolio will deal with Smith Barney in any transaction in which Smith Barney acts as principal.

	The Fund attempts to obtain the most favorable execution of each portfolio transaction in the International Equity Portfolio, the Pacific Portfolio, the European Portfolio, the International Balanced Portfolio and the Emerging Markets Portfolio, that is, the best combination of net price and prompt reliable execution. In the opinion of the Manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Fund takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Fund takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the Manager's expenses in a determinable amount. These various services may, however, be useful to the Manager or Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Fund.

	The Board of Directors of the Fund has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Smith Barney must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the Manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

	In placing orders for the Global Government Bond Portfolio's transactions, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker-dealer. Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without stated commission, although the price of the security usually includes a profit to the dealer. United States and foreign government securities and money market instruments are generally traded in the OTC markets.
 In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
Dealers may receive commissions on Futures, currency and options transactions purchased on behalf of the Portfolio. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets.

	Shown below are the total brokerage fees paid by the Fund on behalf of the International Equity Portfolio, European Portfolio, Pacific Portfolio, International Balanced Portfolio and the Emerging Markets Portfolio during 1995, 1996 and 1997. Also shown is the portion paid to Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order.
 During fiscal year 1997, the total amount of commissionable transactions was $1,215,395,099 of which $14,300,215 (1%) was directed to Smith Barney and executed by unaffiliated brokers and $1,201,094,884 (99%) of which was directed to other brokers.





Commissions

For Execution Only


 Total
    To Smith Barney
  To Others
1995........
 .........
	$2,907,454
	$38,786*	(1.33%)
	$2,868,668	(98.67%)
1996........
 .........
	3,971,236
	31,857*	(.80%)
	3,939,379	(99.20%)
1997........
 .........

3,310,496
      52,098*
(1.57%)
  3,258,398    (98.43%)

_________________
* Directed to Smith Barney and executed by unaffiliated brokers.


CUSTODIAN

	Portfolio securities and cash owned by the Fund are held in the custody of The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditors to examine and report on the financial statements and financial highlights of the Fund for its fiscal year ending October 31, 1998.

VOTING

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. The Fund will assist shareholders in calling such a meeting as required by the Act. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

	As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) are represented at the meeting in person or by proxy.

	The following table contains a list of shareholders who of record or beneficially owned at least 5% of the outstanding shares of a particular class of shares of a Portfolio of the Fund as of February 6, 1998.


Global Government Bond Portfolio

Class A

Srs. of Providence Community
Support Trust - Intl Inv
Generalate - Finance Office
Owens Hall
St Mary of the W IN 47876-1096
owned 500,318,344(6.5778%) shares

Class C

Richard J. Horbal & Linda
Horbal TTEES FBO Richard J. Horbal
MD PC EMP. Retirement
Plan UAD 12/01/82
4196 Old Pine Trail
Midland, MI 48642-8892
owned 39,524.368 (15.2563%) shares

Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113-1522
owned 1,747,519.597 (71.6142%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113-1522
owned 451,650.086 (18.5088%) shares

Smith Barney Concert Series, Inc
Select Balanced Portfolio PNC Bank
Attn:  Beverly Timpson
200 Steven Drive Suite 440
Lester, PA 19113-1522
owned 195,285.214 (8.0028) shares




International Balanced Portfolio

Class C

NR Ernest H Lorch
200 East End Avenue
New York, NY 10128-7831
owned 14,569.774 (5.9117%) shares

Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113-1522
owned 3,033,105.860 (78.9382%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113-1522
owned 416,763.846 (10.8465%) shares

Smith Barney Concert Series, Inc.
Select Balanced Portfolio PNC Bank
Attn:  Beverly Timson
200 Steven Drive
Suite 440
Lester, PA 19113-1522
owned 351,002.485 (9.1350) shares

International Equity Portfolio

Class Y

Smith Barney Concert Series, Inc.
High Growth Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19133-1522
owned 5,275,866.243 (31.8316) shares



Smith Barney Concert Series, Inc.
Growth Portfolio PNC Bank, NA
Attn:  Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113-1522
owned 3,398,089.846 (20.5021) shares

Wachovia Bank of North Carolina, NA
Successor Trustee U/A DRD 7-1-95
 For USAA Savings & Investment Plan
Attn:  Mutual Funds
301 North Main Street- MC: NC-31051
Winston-Salem, NC 27150
owned 2,380,027.838 (14.3597%) shares

Wachovia Bank of North Carolina, NA
USAA Retirement Trust
Smith Barney Internat'l Equity
Attn:  Mutual Funds Mc: NC-31051
301 North Main Street
Winston-Salem, NC 27150
owned 2,061,044.665 (12.4351) shares

Class Z

Citibank N A TTEE
Travelers Group Master Trust
Smith Barney 401K Savings Plan
111 Wall Street - 20th Floor
Attn:  N. Kronenberg
New York, NY 10043
owned 6,170,398.219 (99.9928) shares

Pacific Portfolio

Class A

Phil D. Pitchford
87 Aspen Way
Rolling Hills EST CA 90274-3429
owned 38,472.812 (12.0999) shares




Clyde Pitchford TTEE
FBO The Miller Survivor's
Trust U/A/D 9/8/75
595 Market Street Suite 1470
San Francisco, CA 94105-2821
owned 17,359.820 (5.4597) shares

Michael F. Konak
Holanda 337, D-805
Santiago, Chile
owned 16,920.056 (5.3214) shares




FINANCIAL STATEMENTS

The following financial information is hereby incorporated by reference to the indicated pages of the Fund's 1997 Annual Report to Shareholders, copies of which are furnished with this Statement of Additional Information.



Page(s) in
Annual Report
(Global
Government Bond,
International
Balanced and
International
Equity
Portfolios)

Page(s) in
Annual Report
(Emerging
Markets,
European and
Pacific
Portfolios)



5,11,15
6,12,18


Average Annual Total Return




Line Graph Showing Growth of
   $10,000 Investment

6,12,16

7,13,19


Statements of Assets and
Liabilities
31
32


Statements of Operations
32
33


Statement of Changes in Net Assets
33-34
34-35


Notes to Financial Statements
35-43
36-41


Financial Highlights
44-56
42-50


Independent Auditor's Report
57
51




APPENDIX - RATINGS OF DEBT OBLIGATIONS


BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
 Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

	C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group ("Standard & Poors")

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B and CCC - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C - The rating C is reserved for income bonds on which no interest is being paid.

	D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

	S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
 Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

		A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

1 Effective June 20, 1997, Mr. Chapman resigned from the Fund's Board of Directors.
2 Effective March 30, 1998, Mr. Cohen became a member of the Fund's Board of Directors.
3 Effective August 1, 1998, Mr. Sargent resigned from the Fund's Board of Directors.
4 Effective July 28, 1998, Mr. Shuart resigned from the Fund's Board of
Directors.




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